                                                                   Exhibit 10.38


           AMENDMENT NUMBER FOUR (F) TO LOAN AND SECURITY AGREEMENT
           --------------------------------------------------------



          This AMENDMENT NUMBER FOUR (F) TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of August 15, 2001, is entered into by and among WAM!NET INC., a Minnesota corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of the financial institutions named on the signature pages hereto as Lenders (such financial institutions, together with their respective successors and assigns, each a "Lender" and collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (in such capacity, the "Agent").

          WHEREAS, the Borrowers have requested the Lender Group to amend certain terms of that certain Loan and Security Agreement, dated as of February 13, 2001, as amended prior to the date hereof (as further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), and the Lender Group is willing to amend the Loan Agreement subject to the terms and conditions of this Amendment. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Amendments.

     (a)  Section 1.1 of the Loan Agreement is hereby amended by adding the
          -----------
following definitions in alphabetical order:

          "Amendment 4(f)" means Amendment Number Four (F) to Loan and Security
           --------------
     Agreement, dated as of August 15, 2001, by and among the Borrowers and Lender Group.

          "Amendment 4(f) Closing Date" means the date that all conditions set
           ---------------------------
     forth in Section 3 of Amendment 4(f) have been satisfied.
              ---------

          "Amendment 4(f) Closing Fee" has the meaning set forth in Section
           --------------------------                               -------
     2.11(i)(1).
     ----------

          "Amendment 4(f) Use Fee" has the meaning set forth in Section
           ----------------------                               -------
2.11(i)(2).
----------

          "Sixth Term C Loan Tranche" has the meaning set forth in Section 2.14.
           -------------------------                               ------------

     (b)  Section 1.1 of the Loan Agreement is hereby amended by amending and
          -----------
restating the following definitions in their respective entirety to read as follows:

          "Amendment 4(e) Closing Date" means August 13, 2001.
           ---------------------------

          "Term C Loan Amount" means, as of any date, $25,286,152, plus the then
           ------------------                                      ----
     extant Term C Loan PIK Amount.

     (c)  Section 2.11 of the Loan Agreement is amended by inserting a new
          ------------
subsection (i) at the end of Section 2.11, to read as follows:
                                    -----

          (i) Amendment 4(f) Fees. Borrowers shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Term C Lenders in accordance with their Pro Rata
     Shares:

               (1) Amendment 4(f) Closing Fee. A closing fee of $106,680, due and payable on the Amendment 4(f) Closing Date (the "Amendment 4(f) Closing Fee").

               (2) Amendment 4(f) Use Fee. A use fee of $35,560, due and payable on the Amendment 4(f) Closing Date (the "Amendment 4(f) Use Fee").

     (d)  Subsection (b) of Section 2.14 of the Loan Agreement is amended and
                            ------------
restated in its entirety to read as follows:

          (b) On the Amendment 4(a) Closing Date, the Term C Lender made a term loan to the Borrowers in the principal amount of $1,300,000 (the "First
                                                                       -----
     Term C Loan Tranche").  On the Amendment 4(b) Closing Date, the Term C
     -------------------
     Lender made a term loan to the Borrowers in the principal amount of $3,386,880 (the "Second Term C Loan Tranche"). On the Amendment 4(c)
                      --------------------------
     Closing Date, the Term C Lender made a term loan to the Borrowers in the principal amount of $5,292,000 (the "Third Term C Loan Tranche"). Pursuant
                                          -------------------------
     to Amendment 4(d), the Term C Lender made a series of term loans to Parent in the aggregate principal amount of $7,138,800 (collectively, the "Fourth
                                                                         ------
     Term C Loan Tranche").  On the Amendment 4(e) Closing Date, the Term C
     -------------------
     Lender made a term loan to the Borrowers in the principal amount of $6,248,232 (the "Fifth Term C Loan Tranche"). Subject to the terms and
                      -------------------------
     conditions of this Agreement, on the Amendment 4(f) Closing Date, the Term C Lender agrees to make an addition term loan to the Borrowers in the principal amount of $1,920,240 (the "Sixth Term C Loan Tranche"). The
                                          -------------------------
     principal amount of the Sixth Term C Loan Tranche shall be added to the principal amount of the First Term C Loan Tranche, the Second Term C Loan Tranche, the Third Term C Loan Tranche, the Fourth Term C Loan Tranche and the Fifth Term C Loan Tranche and such loans shall be deemed a single term loan (hereinafter, the "Term C Loan"). The outstanding unpaid principal
                             -----------
     balance and all accrued and unpaid interest under the Term C Loan, including the Term C Loan PIK Amount, shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term C Loan, including all accrued and unpaid interest and including the Term C Loan PIK Amount, shall constitute Obligations. Without limiting the foregoing sentence, each of the parties

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

     hereto hereby agrees that, notwithstanding the terms of Amendment 4(d), the Fourth Term C Loan Tranche and all related Obligations shall constitute the joint and several liability of all Borrowers and shall be secured by all of the Collateral.

     (e)  Schedule C-1 hereby is amended and restated in its entirety to read as
          ------------
set forth in Annex I attached hereto.

2. Acknowledgement of the Obligations. Borrowers acknowledge that (i) as of August 9, 2001, Borrowers owe the Original Lenders $15,410,852.27 in principal for Advances plus accrued and unpaid interest, and (ii) as of August 14, 2001
(A) Borrowers owe the Term A Lender $2,400,000 in principal for the Term A Loan plus accrued and unpaid interest, (B) Borrowers owe the Term B Lender $7,590,000 in principal for the Term B Loan plus accrued and unpaid interest, and (C) Borrowers owe the Term C Lender $23,365,912 in principal for the First Term C Loan Tranche, the Second Term C Loan Tranche, the Third Term C Loan Tranche, the Fourth Term C Loan Tranche and the Fifth term C Loan Tranche, plus accrued and unpaid interest. The total amount of the Obligations, including without limitation principal, interest and fees and reasonable expenses of Lenders' counsel, is by the execution of this Amendment by Borrowers, ratified, confirmed and approved by Borrowers in all respects. Borrowers acknowledge and agree that
(a) the Obligations are valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their terms, and (b) Borrowers are presently obligated to pay these amounts and all of their other existing Obligations in accordance with the terms of the Loan Documents, all without any further demand, notice or claim. In addition, Borrowers acknowledge and agree with Lenders that (x) Borrowers have no known claim or cause of action against Lenders (or Lenders' directors, officers, employees, agents, affiliates or attorneys), (y) Borrowers have no known offset right, counterclaim or defense of any kind against any Obligations, and (z) Lenders have heretofore properly performed and satisfied in a timely manner all of Lenders' obligations to Borrowers.

3. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent:

          (a) Agent shall have received on or before the Amendment 4(f) Closing Date the following, each in form and substance satisfactory to Agent (and, where indicated, the applicable Lender) and, unless indicated otherwise, dated as of the Amendment 4(f) Closing Date::

          (i) counterparts of this Amendment, duly executed by the Borrowers and the Lender Group; and

          (ii) such other agreements, instruments, approvals, opinions and other documents as Agent or any Lender may reasonably request.

     (b) Parent shall have paid to the Term C Lender the Amendment 4(f) Closing Fee and the Amendment 4(f) Use Fee, which Amendment 4(f) Closing Fee and Amendment 4(f) Use Fee shall be fully earned as of the date of this Amendment; the parties hereto agree that the Amendment 4(f) Closing Fee and the Amendment 4(f) Use Fee shall be paid from the proceeds of the Sixth Term C Loan Tranche.

     (c) The several counsel to the members of the Lender Group shall have received payment, in immediately available funds, of all accrued and unpaid attorneys fees and expenses constituting Lender Group Expenses incurred in connection with this Amendment and the transactions contemplated hereunder or reasonably ancillary hereto. Borrowers hereby direct the Term C Lender to pay the current fees and charges of Schulte Roth & Zabel LLP, counsel to the Term B Lender and the Term C Lender, from the proceeds of the Sixth Term C Loan Tranche in accordance with the payment instructions attached hereto as Annex II.

     (d) Parent, Winstar Wireless, Inc. ("Winstar") and certain affiliates of Winstar shall have entered into a Settlement Agreement, the terms of which shall be satisfactory to the Term C Lender, and Parent shall have paid to Winstar the payment of $1,000,000 required under the terms of such Settlement Agreement; such payment may be made from the proceeds of the Sixth Term C Loan Tranche.

     (e) The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (f) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

     (g) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrowers or the Lender Group; and

     (h) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and its counsel.

4. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender Group that (a) the execution, delivery, and performance of this Amendment and any other documents delivered pursuant to Section 3(a) above (each an "Amendment Document" and collectively, the "Amendment Documents"), and the performance of the Loan Agreement, as amended by this Amendment, are within its corporate or other organizational powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and
(b) each Amendment Document to which it is a party and the Loan Agreement, as amended by this Amendment, constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms.

5. Further Assurances. Borrowers shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent or any Lender may reasonably request from time to time fully to consummate the transactions contemplated under the Amendment Documents and the Loan Agreement, as amended by this Amendment.

6.   Miscellaneous.

     (a)  This Amendment shall be effective as of the Amendment 4(f) Closing
Date.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (c) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (d) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     (e) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     (f)  This Amendment is a Loan Document.

                Remainder of this page intentionally left blank

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                          Borrowers:
                                          ---------
                                          WAM!NET INC., a
                                          Minnesota corporation

                                          By: __________________________________
                                          Title: _______________________________

                                          WAM!NET GOVERNMENT SERVICES, INC.,
                                          a Minnesota corporation

                                          By: __________________________________
                                          Title: _______________________________

                                          WAM!NET PROFESSIONAL SERVICES LLC,
                                          a Minnesota limited liability company

                                          By: __________________________________
                                          Title: _______________________________

                                          Agent:
                                          -----

                                          FOOTHILL CAPITAL CORPORATION,
                                          a California corporation, as Agent

                                          By: __________________________________
                                          Title: _______________________________


                      (Signature Page to Amendment 4(f))

                                          Lenders:
                                          -------

                                          FOOTHILL CAPITAL CORPORATION,
                                          a California corporation

                                          By: __________________________________
                                          Title: _______________________________

                                          ABLECO FINANCE LLC,
                                          a Delaware limited liability company
                                          (for itself and as agent for certain
                                          of its affiliates)

                                          By: __________________________________
                                          Title: _______________________________

                                          MADELEINE L.L.C.,
                                          a New York limited liability company
                                          (for itself and as agent for certain
                                          of its affiliates)

                                          By: __________________________________
                                          Title: _______________________________


                      (Signature Page to Amendment 4(f))

                                    ANNEX I

                                 Schedule C-1
                                 ------------

                                  Commitments

============================================================================================================
                          Revolver          Term A Loan        Term B Loan     Term C Loan        Total
      Lender             Commitment          Commitment        Commitment       Commitment      Commitment
============================================================================================================
Foothill Capital        $15,000,000         $        0         $        0      $         0     $15,000,000
 Corporation
============================================================================================================
Ableco Finance LLC      $15,000,000         $2,400,000         $        0      $         0     $17,400,000
============================================================================================================
Madeleine L.L.C.        $         0         $        0         $7,590,000      $25,286,152     $32,876,152
============================================================================================================
All Lenders             $30,000,000         $2,400,000         $7,590,000      $25,286,152     $65,276,152
============================================================================================================

                                   ANNEX II

                             Payment Instructions

Wire the following amount to Schulte Roth & Zabel LLP as indicated below:

Amount:                                   $478,000
Bank                                      Citibank N.A.
ABA Number                                021000089
Account Name                              Schulte Roth & Zabel LLP
Account Number                            43346802
Reference                                 009541/0056 Attn.: Stuart Freedman

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